EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Livento Group, Inc. (the ‘‘Company’’), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q/A for the period ended September 30, 2022 (the ‘‘Form 10-Q/A’’) of our Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of our Company.

Date: November 21, 2022

/s/ David Stybr
David Stybr
Executive Officer
(Principal Executive, Financial and Accounting Officer)